EXHIBIT 23.1


                              Accountants' Consent

The Board of Directors
CollaGenex Pharmaceuticals, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                                /s/ KPMG LLP

Princeton, New Jersey
April 24, 2000